UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of November 1, 2001 providing for the issuance of GSR Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-05                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2001-1 Mortgage Pass-through Certificates, Series 2001-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of November 1, 2001 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2001-1
Mortgage Pass-Through Certificates, Series 2001-1
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                   Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002




                                            GSR MORTGAGE LOAN TRUST 2001-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                     December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A11      155,727,000.00             0.00            0.00          0.00              0.00    0.00        0.00                0.00
A12       68,736,000.00    27,466,442.37   16,360,753.67    105,562.69     16,466,316.36    0.00        0.00       11,105,688.70
A13       92,471,000.00    92,471,000.00            0.00    465,822.66        465,822.66    0.00        0.00       92,471,000.00
A2       101,263,000.00    52,324,527.65    3,021,023.95    243,091.03      3,264,114.98    0.00        0.00       49,303,503.70
B1         5,867,000.00     5,492,492.04      270,579.02     30,191.02        300,770.04    0.00        0.00        5,221,913.02
B2         3,911,000.00     3,661,349.30      180,370.64     20,125.63        200,496.27    0.00        0.00        3,480,978.66
B3         2,389,000.00     2,236,503.06      110,177.82     12,293.56        122,471.38    0.00        0.00        2,126,325.24
B4         1,304,000.00     1,220,761.82       60,138.92      6,710.26         66,849.18    0.00        0.00        1,160,622.90
B5         1,086,000.00     1,016,677.41       50,085.02      5,588.45         55,673.47    0.00        0.00          966,592.39
B6         1,738,406.00     1,627,438.40       80,173.20      8,945.67         89,118.87    0.00        0.00        1,547,265.20
R1               100.00             0.00            0.00          0.00              0.00    0.00        0.00                0.00
R2               100.00             0.00            0.00          0.00              0.00    0.00        0.00                0.00
R3               100.00             0.00            0.00          0.00              0.00    0.00        0.00                0.00
TOTALS   434,492,706.00   187,517,192.05   20,133,302.24    898,330.97     21,031,633.21    0.00        0.00      167,383,889.81

X1       316,934,000.00   119,937,442.37            0.00     89,801.81         89,801.81       0.00        0.00   103,576,688.70
X2       101,263,000.00    52,324,527.65            0.00     42,079.82         42,079.82       0.00        0.00    49,303,503.70

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A11     36229RAA7       0.00000000     0.00000000     0.00000000      0.00000000       0.00000000          A11         3.068000 %
A12     36229RAB5     399.59326074   238.02306899     1.53577005    239.55883904     161.57019175          A12         4.612000 %
A13     36229RAC3   1,000.00000000     0.00000000     5.03749997      5.03749997   1,000.00000000          A13         6.045000 %
A2      36229RAD1     516.71911409    29.83344311     2.40059084     32.23403395     486.88567098          A2          5.575000 %
B1      36229RAG4     936.16704278    46.11880348     5.14590421     51.26470769     890.04823930          B1          6.596135 %
B2      36229RAH2     936.16704168    46.11880338     5.14590386     51.26470724     890.04823830          B2          6.596135 %
B3      36229RAJ8     936.16704060    46.11880285     5.14590205     51.26470490     890.04823776          B3          6.596135 %
B4      36229RAN9     936.16703988    46.11880368     5.14590491     51.26470859     890.04823620          B4          6.596135 %
B5      36229RAP4     936.16704420    46.11880295     5.14590239     51.26470534     890.04824125          B5          6.596135 %
B6      36229RAQ2     936.16704038    46.11880079     5.14590378     51.26470456     890.04823959          B6          6.596135 %
R1      36229RAK5       0.00000000     0.00000000     0.00000000      0.00000000       0.00000000          R1          6.615320 %
R2      36229RAL3       0.00000000     0.00000000     0.00000000      0.00000000       0.00000000          R2          6.615320 %
R3      36229RAM1       0.00000000     0.00000000     0.00000000      0.00000000       0.00000000          R3          6.615320 %
TOTALS                431.57730719    46.33749189     2.06753982     48.40503171     385.23981530

X1      36229RAE9     378.43034313     0.00000000     0.28334546      0.28334546     326.80838503          X1          0.898486 %
X2      36229RAF6     516.71911409     0.00000000     0.41554981      0.41554981     486.88567098          X2          0.965050 %
----------------------------------------------------------------------------------------------------    ---------------------------

    * Please Note X1 and X2 are Notional Balances

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------


Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                        114,197,560.94
                                        Pool 2 Mortgage Loans                                                         53,186,329.47
Sec. 4.01(c)    Available Distribution                                                                                21,163,514.86
                                        Principal Distribution Amount                                                    208,628.98
                                        Principal Prepayment Amount                                                   19,924,673.26

Sec. 4.01(d)    Principal Prepayments By Group
                                        Principal Prepayments Group 1                                                 16,976,513.82
                                        Principal Prepayments Group 2                                                  2,948,159.44

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1
                                                              Payoffs in Full                                                  0.00
                                                              Partial Principal Prepayments                                    0.00
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class A1-2
                                                              Payoffs in Full                                         16,228,650.33
                                                              Partial Principal Prepayments                               13,037.79
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class A1-3
                                                              Payoffs in Full                                                  0.00
                                                              Partial Principal Prepayments                                    0.00
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class A2
                                                              Payoffs in Full                                          2,925,800.72
                                                              Partial Principal Prepayments                               22,358.72
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class B1
                                                              Payoffs in Full                                            264,354.36
                                                              Partial Principal Prepayments                                  212.38
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class B2
                                                              Payoffs in Full                                            176,221.22
                                                              Partial Principal Prepayments                                  141.57
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class B3
                                                              Payoffs in Full                                            107,643.18
                                                              Partial Principal Prepayments                                   86.48
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class B4
                                                              Payoffs in Full                                             58,755.43
                                                              Partial Principal Prepayments                                   47.20
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class B5
                                                              Payoffs in Full                                             48,932.82
                                                              Partial Principal Prepayments                                   39.31
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00
                                        Class B6
                                                              Payoffs in Full                                             78,328.82
                                                              Partial Principal Prepayments                                   62.93
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Repurchased Principal                                            0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                               0.00
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                         105,562.69
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                         465,822.66
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                         243,091.03
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                          89,801.81
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                          42,079.82
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                          30,191.02
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                          20,125.63
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                          12,293.56
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                           6,710.26
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                           5,588.45
                                                              Accrued and Paid from Prior Months                               0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                           8,945.67
                                                              Accrued and Paid from Prior Months                               0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                                50,259.33
                                                              ABN AMRO Mortgage Group                                      7,715.30
                                                              Bank One                                                     7,747.17
                                                              Country Wide Home Loans                                     22,006.79
                                                              Wells Fargo Home Mortgage                                   12,790.07
                                        Trustee Fee Paid                                                                   1,171.98

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                                0.00
                                        Current Period Reimbursed Advances                                                     0.00
                                        Aggregate Unreimbursed Advances                                                        0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                                0.00
                                        Current Period Reimbursed Advances                                                     0.00
                                        Aggregate Unreimbursed Advances                                                        0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                    379
                                        Balance of Outstanding Mortgage Loans                                        167,383,890.41

Sec. 4.01(l)                             Number and Balance of Delinquent Loans
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         30-59 days                      0                     0.00                  0.00 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90+days                         0                     0.00                  0.00 %
                                          Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                             Number and Balance of REO Loans
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00        0.00%


Sec. 4.01(l)                             Number and Balance of Loans in Bankruptcy
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00            0.00 %

                                        Number of Loans in Bankruptcy 30-59 Days Delinquent                                  0
                                        Balance of Loans in Bankruptcy 30-59 Days Delinquent                              0.00

                                        Number of Loans in Bankruptcy 60-89 Days Delinquent                                  0
                                        Balance of Loans in Bankruptcy 60-89 Days Delinquent                              0.00

                                        Number of Loans in Bankruptcy 90-119 Days Delinquent                                 0
                                        Balance of Loans in Bankruptcy 90-119 Days Delinquent                             0.00

                                        Number of Loans in Bankruptcy 120+ Days Delinquent                                   0
                                        Balance of Loans in Bankruptcy 120+ Days Delinquent                               0.00

Sec. 4.01(m)                             Number and Balance of Loans in Foreclosure
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

                                        Number of Loans in Foreclosure 30-59 Days Delinquent                                 0
                                        Balance of Loans in Foreclosure 30-59 Days Delinquent                             0.00

                                        Number of Loans in Foreclosure 60-89 Days Delinquent                                 0
                                        Balance of Loans in Foreclosure 60-89 Days Delinquent                             0.00

                                        Number of Loans in Foreclosure 90-119 Days Delinquent                                0
                                        Balance of Loans in Foreclosure 90-119 Days Delinquent                            0.00

                                        Number of Loans in Foreclosure 120+ Days Delinquent                                  0
                                        Balance of Loans in Foreclosure 120+ Days Delinquent                              0.00

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                   208,628.98
                                                              Payoffs                                            19,888,686.88
                                                              Prepayments                                            35,986.38
                                                              Liquidation Proceeds                                        0.00
                                                              Condemnation Proceeds                                       0.00
                                                              Insurance Proceeds                                          0.00
                                                              Realized Losses                                             0.00

                                                              Realized Losses Group 1                                     0.00
                                                              Realized Losses Group 2                                     0.00

                                                              Realized Gains                                              0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                    0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1-1                                                  0.00
                                                              Class A1-2                                                  0.00
                                                              Class A1-3                                                  0.00
                                                              Class A2                                                    0.00
                                                              Class X1                                                    0.00
                                                              Class X2                                                    0.00
                                                              Class B1                                                    0.00
                                                              Class B2                                                    0.00
                                                              Class B3                                                    0.00
                                                              Class B4                                                    0.00
                                                              Class B5                                                    0.00
                                                              Class B6                                                    0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                          91.340000 %
                                        Senior Prepayment Percentage                                               95.670000 %
                                        Subordinate Percentage                                                      8.660000 %
                                        Subordinate Prepayment Percentage                                           4.330000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                          93.080000 %
                                        Senior Prepayment Percentage                                              100.000000 %
                                        Subordinate Percentage                                                      6.920000 %
                                        Subordinate Prepayment Percentage                                           0.000000 %

Servicer Breakdown

ABN AMRO
                                        Scheduled Principal
                                                              Group 1                                                17,979.27
                                                              Group 2                                                     0.00
                                        Unscheduled Principal
                                                              Group 1                                             2,570,784.26
                                                              Group 2                                                     0.00
                                        Beginning Balance
                                                              Group 1                                            18,516,728.79
                                                              Group 2                                                     0.00
                                        Ending Balance
                                                              Group 1                                            15,927,965.26
                                                              Group 2                                                     0.00
                                        Net Wac
                                                              Group 1                                                  6.34813
                                                              Group 2                                                  0.00000
BANK ONE
                                        Scheduled Principal
                                                              Group 1                                                31,834.44
                                                              Group 2                                                 3,483.37
                                        Unscheduled Principal
                                                              Group 1                                             3,081,632.20
                                                              Group 2                                                     1.88
                                        Beginning Balance
                                                              Group 1                                            33,688,916.32
                                                              Group 2                                             3,497,481.56
                                        Ending Balance
                                                              Group 1                                            30,575,449.68
                                                              Group 2                                             3,493,996.31
                                        Net Wac
                                                              Group 1                                                  6.81454
                                                              Group 2                                                  7.21678
COUNTRY WIDE
                                        Scheduled Principal
                                                              Group 1                                                19,762.75
                                                              Group 2                                                74,795.71
                                        Unscheduled Principal
                                                              Group 1                                             2,986,650.76
                                                              Group 2                                             2,948,157.56
                                        Beginning Balance
                                                              Group 1                                            17,706,454.19
                                                              Group 2                                            52,715,286.43
                                        Ending Balance
                                                              Group 1                                            14,700,040.68
                                                              Group 2                                            49,692,333.16

                                        Net Wac
                                                              Group 1                                                  7.14494
                                                              Group 2                                                  6.49515
WELLS FARGO
                                        Scheduled Principal
                                                              Group 1                                                60,773.44
                                                              Group 2                                                     0.00
                                        Unscheduled Principal
                                                              Group 1                                             8,337,446.60
                                                              Group 2                                                     0.00
                                        Beginning Balance
                                                              Group 1                                            61,392,325.36
                                                              Group 2                                                     0.00
                                        Ending Balance
                                                              Group 1                                            52,994,105.32
                                                              Group 2                                                     0.00
                                        Net Wac
                                                              Group 1                                                  6.43384
                                                              Group 2                                                  0.00000
Aggregate
                                        Scheduled Principal                                                         208,628.98
                                        Unscheduled Principal                                                    19,924,673.26
                                        Beginning Balance                                                       187,517,192.65
                                        Ending Balance                                                          167,383,890.41
                                        Net Wac                                                                        6.59276
                                        Weighted Average Maturity                                                       331.00
Groups
                                        Net Wac Group 1                                                                6.61532
                                        Net Wac Group 2                                                                6.49515

                                        Wam Group 1                                                                     339.00
                                        Wam Group 2                                                                     313.00

                                        Number of loans Group 1                                                         271.00
                                        Number of loans Group 2                                                         108.00
